Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

(the “Trust”)

ProShares Short KBW Regional Banking and ProShares Ultra KBW Regional Banking

(each, a “Fund” and together, the “Funds”)

Supplement dated February 11, 2015

to the Funds’ Summary Prospectuses and Statutory Prospectus each dated October 1, 2014,

as supplemented, and to the Funds’ Statement of Additional Information dated October 1, 2014, as supplemented

At a meeting held on December 10, 2014, the Board of Trustees of the Trust approved a change to the index of each Fund. Effective at the start of trading on April 16, 2015, the underlying index for each Fund will be changed from the KBW Regional Banking Index to the S&P Regional Banks Select Industry Index (the “New Index”). The New Index is an equal-weighted index (as adjusted to ensure adequate liquidity) that seeks to provide diverse regional banking exposure. The New Index includes stocks of 84 publicly traded companies that do business as regional banks or thrifts while meeting minimum market capitalization and liquidity conditions. Component companies include, among others, leading regional banks or thrifts listed on a U.S. exchange.

In addition, each Fund’s name and investment policy will change. Accordingly, effective as of the start of trading on April 16, 2015, the following changes will take effect:

	Current	New
Fund Name	ProShares Short KBW Regional Banking	ProShares Short S&P Regional Banking
	ProShares Ultra KBW Regional Banking	ProShares Ultra S&P Regional Banking

Index Name	KBW Regional Banking Index	S&P Regional Banks Select Industry Index

Investment Policy	ProShares Short KBW Regional Banking: The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the [KBW Regional Banking Index]. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.	ProShares Short S&P Regional Banking: The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the [S&P Regional Banks Select Industry Index]. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

	Current	New
Investment Policy (cont.)	ProShares Ultra KBW Regional Banking: The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the [KBW Regional Banking Index]. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day	ProShares Ultra S&P Regional Banking: The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the [S&P Regional Banks Select Industry Index]. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day

Index Components	50 (as of 12/31/2014)	84 (as of 12/31/2014)

Please retain this supplement for future reference.